                                   [GRAPHIC]


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                                           Annual Report July 31, 2001


Oppenheimer
California Municipal Fund

                                                      [LOGO] OppenheimerFunds(R)

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REPORT HIGHLIGHTS
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     CONTENTS

1    Letter to Shareholders

2    An Interview with Your Fund's Managers

6    Fund Performance

12   Financial Statements

36   Independent Auditors' Report

37   Federal Income Tax Information

38   Officers and Trustees

Fund Objective

Oppenheimer California Municipal Fund seeks as high a level of current interest income exempt from federal and California income taxes for individual investors as is consistent with preservation of capital.

                                             -----------------------------------
                                             Average Annual Total Returns*

                                                          For the 1-Year Period
                                                          Ended 7/31/01

                                                          Without     With
                                                          Sales Chg.  Sales Chg.
                                             -----------------------------------
                                             Class A      9.17%       3.99%
                                             -----------------------------------
                                             Class B      8.46        3.46
                                             -----------------------------------
                                             Class C      8.48        7.48
                                             -----------------------------------

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

*See page 10 for further details.

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LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

[PHOTO]

John V. Murphy
Chairman,
President and
Chief Executive Officer
OppenheimerFunds, Inc.

Dear Shareholder,

It is a pleasure to greet you in my new role as Chairman, President and Chief Executive Officer of OppenheimerFunds. I'm honored to take on this new leadership role, after having served OppenheimerFunds in the capacity of President and Chief Operating Officer since August of 2000.
   I'd also like to acknowledge the contributions of Bridget A. Macaskill, whose vision and efforts have helped build OppenheimerFunds' reputation as a premier investment firm. During her tenure as Chief Executive Officer, Bridget made tremendous contributions to both the firm and to our fund shareholders. Her extraordinary commitment has positioned OppenheimerFunds for a very bright future, and I thank her for that.
   Our ongoing mission is to provide outstanding investment solutions for our customers. We will continue to strive to deliver products and services that help keep you at the forefront of the markets. In partnership with financial advisors, this approach has enabled OppenheimerFunds to help investors pursue their financial goals for more than 40 years.
   While the past year has proven to be challenging in the financial markets, we assure you that our commitment to investment excellence has never been stronger. With this commitment and a clear vision, we are confident that we will meet the challenges that lie ahead. Thank you for your ongoing confidence in OppenheimerFunds, The Right Way to Invest.


Sincerely,

/s/ John V. Murphy

John V. Murphy
August 21, 2001

                   1  OPPENHEIMER CALIFORNIA MUNICIPAL FUND

--------------------------------------------------------------------------------
AN INTERVIEW WITH YOUR FUND'S MANAGERS
--------------------------------------------------------------------------------

-------------------------
Portfolio Management Team
Jerry Webman
Merrell Hora
-------------------------

How did Oppenheimer California Municipal Fund perform during the twelve months that ended July 31, 2001?

The Fund performed very well, on both an absolute and a relative basis. It delivered a strong total return and consistently high current income. It also outperformed the average California tax-exempt fund, as measured by Lipper Inc./1/ We attribute these above-average results to favorable conditions in the California municipal market, and to an investment approach which uses a variety of quantitative methods to track the Fund's exposure to key market factors while evaluating how these exposures are affected by each holding and prospective purchase. In addition to valuation and credit criteria, portfolio decisions are also influenced by the impact upon these factor exposures. This approach to managing the Fund made it possible to boost current yields while reducing the portfolio's volatility.

What happened in California's municipal market during the fiscal year? The year got off to a great start, with a high total return in the first six months ended January 31, 2001. This was followed by weaker but still positive results in the second half of the year.
     Last fall, when economic growth began slowing dramatically, investors expected the Federal Reserve to counteract the problem by reducing short-term interest rates. Anticipating that event, they allowed fixed income yields to decline during the final weeks of 2000. Since bond yields and bond prices generally move in opposite directions, bond prices experienced an unusually strong runup.
     By February, municipal markets nationwide had already factored in the Fed's two interest rate reductions that had occurred in January, plus several anticipated reductions. So, when the Fed clipped short-term rates four times between February and June, these subsequent cuts had little impact on


1. Source of Info: Lipper Inc., 7/31/01/. Lipper rankings are based on comparisons between net asset value without considering sales charges, with dividends and capital gains distributions reinvested. The Fund's Class A shares ranked 43 of 110 for the one-year period ended 7/31/01.

                   2  OPPENHEIMER CALIFORNIA MUNICIPAL FUND

--------------------------------------------------------------------------------
Broad diversification, intermediate securities and land development bonds--all of these helped the Fund achieve a positive total return.
--------------------------------------------------------------------------------

market performance. In fact, the market actually gave back a portion of its earlier gains. For California, the downtrend was intensified by a sharp change in the supply-demand relationship.

What happened to the balance of supply and demand?

With interest rates on the upswing before mid-2000, the state and its many municipalities weren't refunding old debt. And, thanks to a remarkably strong economy in the late 1990s that generated strong tax revenues to fund public projects, they generally weren't issuing new debt, either. The relatively short supply, combined with high demand from wealthy individuals, kept upward pressure on prices. Then the supply increased rapidly, for two reasons. First, issuers took advantage of the Fed's interest rate reductions to generate new supply. Second, California suffered a severe shortage of electrical power and needed to fund new energy supply projects. Together, these factors helped induce the state to issue billions of dollars in new bonds--including approximately $12 billion related solely to the energy problem.
   On the demand side of the relationship, investors generally backed away from municipals in the spring. By then, it looked like the equity markets would recover and yields on short- and intermediate-term municipals had declined so much that they were no longer as attractive. With more supply and less demand, prices for California bonds were definitely weaker in the final months of the period.

How did you keep the current income high while yields were falling?

We've been very aggressive about analyzing the risks associated with different bonds, then structuring the portfolio to help "balance" those risks.
   As a result, we increased our focus on intermediate securities. Bonds in the 10 to 15-year range generally can provide yields that are nearly as great as those of bonds with maturities between 10 and 30 years, but with lower volatility. This emphasis

                   3  OPPENHEIMER CALIFORNIA MUNICIPAL FUND

--------------------------------------------------------------------------------
AN INTERVIEW WITH YOUR FUND'S MANAGERS
--------------------------------------------------------------------------------

---------------------------------
Average Annual
Total Returns

For the Periods Ended 6/30/01/1/

Class A
1-Year      5-Year     10-Year
---------------------------------
4.05%       4.55%      5.93%

Class B                Since
1-Year      5-Year     Inception
---------------------------------
3.42%       4.42%      4.70%

Class C                Since
1-Year      5-Year     Inception
---------------------------------
7.44%       4.76%      4.45%

---------------------------------

Standardized Yields/2/

For the 30 Days Ended 7/31/01
Class A                4.38%
---------------------------------
Class B                3.84
---------------------------------
Class C                3.84
---------------------------------

really paid off, because intermediate bonds have generally held up much better than long bonds since January. Due to the uncertainty surrounding the energy issue and its potential long-term impact on the state's fiscal health, investors in recent months have demanded very high yields on long bonds. That, in turn, has pushed prices down considerably at the long end of the maturity spectrum.

Did you do anything else to help manage risk and enhance yield?

First of all, we've maintained a very well diversified portfolio. Second, we've been increasingly selective about the high yield issues in the portfolio.
   Because they often are issued by corporations and backed by municipalities, high yield munis can react to corporate profit trends and industry-specific issues. To help reduce this risk, we invested in high coupon, nonrated land development bonds. Developable land is such a valuable commodity in some parts of California that these bonds generally perform well.

What is your outlook for the Fund?

We are uncertain about the direction of the national economy in the near term, what the Fed will do next, or how California will resolve its energy problem, so we've taken a neutral stance for the time being, emphasizing neither short- nor long-term securities. At the same time, we're positioning the Fund for an economic turnaround that we believe could occur in six to 12 months. Our focus is on securities that can be easily traded if we move closer to an upturn. We believe that our preparedness, and a continuing emphasis on current income, will keep Oppenheimer California Municipal Fund part of The Right Way to Invest in the coming months.


1. See page 10 for further details.
2. Standardized yield is based on net investment income for the 30-day period ended July 31, 2001. Falling share prices will tend to artificially raise yields.

                   4  OPPENHEIMER CALIFORNIA MUNICIPAL FUND

-----------------------
        [CHART]

Credit Allocation/3/

AAA            53.7%
AA             6.4
A              7.1
BBB            14.9
BB             16.7
B              1.2
-----------------------

Top Five Industries/4/
--------------------------------------------------------------------------------
Special Tax                                                              14.8%
--------------------------------------------------------------------------------
Special Assessment                                                       14.2
--------------------------------------------------------------------------------
Single Family Housing                                                     9.9
--------------------------------------------------------------------------------
General Obligation                                                        9.6
--------------------------------------------------------------------------------
Electric Utilities                                                        9.4


3. Portfolio data is subject to change. Percentages are as of July 31, 2001, and are dollar-weighted based on total market value of investments. Securities rated by any rating organization are included in the equivalent Standard & Poor's rating category. Average credit quality and allocation include rated securities and those not rated by a national rating organization (currently 25.9% of total investments) but which the ratings given above have been assigned by the Manager for internal purposes as being comparable, in the Manager's judgment, to securities rated by a rating agency in the same category.
4. Industry weightings are based on total market value of investments as of July 31, 2001, and are subject to change.

                   5  OPPENHEIMER CALIFORNIA MUNICIPAL FUND

--------------------------------------------------------------------------------
FUND PERFORMANCE
--------------------------------------------------------------------------------

How Has the Fund Performed?

Below is a discussion by OppenheimerFunds, Inc., of the Fund's performance during its fiscal year ended July 31, 2001, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

Management's discussion of performance. During the fiscal year that ended July 31, 2001, Oppenheimer California Municipal Fund delivered an above-average total return and strong current income. The Fund's performance was positively impacted by favorable conditions in the California municipal market that were brought on by a weak economy and a reduction in interest rates. For weeks before and after the Federal Reserve began reducing the federal funds rate in January 2001, the municipal market rallied. Later, an increase in the municipal bond supply and uncertainty surrounding an energy shortage in California caused the market to decline, especially affecting the prices of long-term bonds. However, overall results for the 12-month period were positive. The Fund generated high current yields throughout the period, partly because after-tax yields on municipal securities were consistently above historical norms. Also aiding the Fund's results were an emphasis on intermediate-term securities, which outperformed long-term issues; and use of land development bonds that, though illiquid, were relatively price-stable and generated high income.

Comparing the Fund's performance to the market.

The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until July 31, 2001. In the case of Class A shares, performance is measured over a 10-year period. In the case of Class B shares, performance is measured from inception of the Class on May 3, 1993. In the case of Class C shares, performance is measured from inception of the Class on November 1, 1995. The Fund's

                   6 OPPENHEIMER CALIFORNIA MUNICIPAL FUND performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestment of all dividends and capital gains distributions.
   The Fund's performance is compared to the performance of that of the Lehman Brothers Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that is widely regarded as a measure of the performance of the general municipal bond market. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the index.

                   7  OPPENHEIMER CALIFORNIA MUNICIPAL FUND

--------------------------------------------------------------------------------
FUND PERFORMANCE
--------------------------------------------------------------------------------

                                    [CHART]

Class A Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:

Class A
-------
Amount Invested:         10,000
Sales charge paid:        4.75%
Date invested:         12/31/91


                         Value of Investment      Lehman Brothers
  Date                         In Fund          Municipal Bond Index

12/31/91       Yrs.              9,525                  10,000 *
03/31/92                         9,527                  10,030
06/30/92                         9,881                  10,410
09/30/92                        10,113                  10,687
12/31/92                        10,314                  10,882
03/31/93                        10,774                  11,286
06/30/93                        11,121                  11,655
09/30/93                        11,557                  12,049
12/31/93                        11,681                  12,218
03/31/94                        10,980                  11,548
06/30/94                        10,974                  11,675
09/30/94                        11,012                  11,755
12/31/94                        10,690                  11,587
03/31/95                        11,614                  12,406
06/30/95                        11,913                  12,704
09/30/95                        12,184                  13,069
12/31/95                        12,801                  13,609
03/31/96                        12,599                  13,445
06/30/96                        12,676                  13,548
07/31/96       (1)              12,845                  13,671
10/31/96                        13,159                  14,015
01/31/97                        13,390                  14,239
04/30/97                        13,438                  14,297
07/31/97                        14,271                  15,073
10/31/97                        14,383                  15,206
01/31/98                        14,864                  15,678
04/30/98                        14,715                  15,626
07/31/98                        15,079                  15,976
10/31/98                        15,469                  16,425
01/31/99                        15,753                  16,720
04/30/99                        15,732                  16,712
07/31/99                        15,319                  16,435
10/31/99                        14,637                  16,134
01/31/00                        14,389                  16,113
04/30/00                        14,884                  16,558
07/31/00                        15,451                  17,144
10/31/00                        15,855                  17,507
01/31/01                        16,447                  18,254
04/30/01                        16,324                  18,276
07/31/01       9.59             16,868                  18,872

Average Annual Total Return of Class A Shares of the Fund at 7/31/01*
1-Year 3.99%    5-Year 4.58%    10-Year 5.94%


                                    [CHART]

Class B Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:

Class B
-------
Amount Invested:       10,000
Date invested:        05/03/93 (Inception)

                         Value of Investment      Lehman Brothers
  Date                         In Fund          Municipal Bond Index

05/03/93       Yrs.             10,000                  10,000 *
06/30/93                        10,189                  10,224
09/30/93                        10,556                  10,570
12/31/93                        10,656                  10,718
03/31/94                         9,987                  10,130
06/30/94                         9,972                  10,241
09/30/94                         9,986                  10,312
12/31/94                         9,655                  10,164
03/31/95                        10,491                  10,883
06/30/95                        10,730                  11,145
09/30/95                        10,953                  11,465
12/31/95                        11,487                  11,938
03/31/96                        11,283                  11,795
06/30/96                        11,341                  11,885
07/31/96       (1)              11,474                  11,993
10/31/96                        11,732                  12,295
01/31/97                        11,914                  12,491
04/30/97                        11,936                  12,542
07/31/97                        12,651                  13,222
10/31/97                        12,738                  13,339
01/31/98                        13,138                  13,754
04/30/98                        12,971                  13,708
07/31/98                        13,266                  14,015
10/31/98                        13,596                  14,408
01/31/99                        13,807                  14,668
04/30/99                        13,775                  14,660
07/31/99                        13,400                  14,418
10/31/99                        12,804                  14,153
01/31/00                        12,587                  14,135
04/30/00                        13,020                  14,526
07/31/00                        13,517                  15,039
10/31/00                        13,870                  15,358
01/31/01                        14,387                  16,013
04/30/01                        14,280                  16,032
07/31/01       8.25             14,756                  16,555

Average Annual Total Return of Class B Shares of the Fund at 7/31/01*
1-Year 3.46%    5-Year 4.49%    Since Inception 4.83%

* See page 10 for further details.

1.   The Fund changed its fiscal year end from 12/31 to 7/31.

                   8  OPPENHEIMER CALIFORNIA MUNICIPAL FUND

                                    [CHART]

Class C Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:

Class C
-------
Amount invested:         10,000
Date invested:         11/01/95 (Inception)

                       Value of Investment         Lehman Brothers
 Date                        in Fund             Municipal Bond Index

11/01/95        Yrs.          10,000                    10,000 *
12/31/95                      10,290                    10,264
03/31/96                      10,102                    10,140
06/30/96                      10,142                    10,218
07/31/96 (1)                  10,270                    10,310
10/31/96                      10,500                    10,570
01/31/97                      10,664                    10,739
04/30/97                      10,673                    10,782
07/31/97                      11,324                    11,367
10/31/97                      11,391                    11,468
01/31/98                      11,750                    11,824
04/30/98                      11,601                    11,785
07/31/98                      11,876                    12,049
10/31/98                      12,161                    12,387
01/31/99                      12,350                    12,610
04/30/99                      12,321                    12,604
07/31/99                      11,963                    12,395
10/31/99                      11,408                    12,168
01/31/00                      11,204                    12,152
04/30/00                      11,569                    12,488
07/31/00                      11,976                    12,930
10/31/00                      12,266                    13,203
01/31/01                      12,713                    13,767
04/30/01                      12,582                    13,783
07/31/01        5.75          12,991                    14,233

Average Annual Total Return of Class C Shares of the Fund at 7/31/01*
1-Year 7.48%    5-Year 4.81%    Since Inception 4.66%

The performance information for the Lehman Brothers Municipal Bond Index in the graphs begins on 12/31/91 for Class A, 4/30/93 for Class B and begins on 10/31/95 for Class C.

Graphs are not drawn to same scale. Past performance cannot guarantee future results.

                   9  OPPENHEIMER CALIFORNIA MUNICIPAL FUND

--------------------------------------------------------------------------------
NOTES
--------------------------------------------------------------------------------

In reviewing performance and rankings, please remember that past performance cannot guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial fluctuations, and current performance may be less than the results shown. For updates on the Fund's performance, visit our website at www.oppenheimerfunds.com.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not show the effects of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.525.7048 or visit the OppenheimerFunds website at www.oppenheimerfunds.com. Read the prospectus carefully before you invest or send money.

Class A shares were first publicly offered on 11/3/88. The average annual total returns are shown net of the applicable 4.75% maximum initial sales charge. The Fund's maximum sales charge for Class A shares was lower prior to 1/31/86, so actual performance may have been higher.

Class B shares of the Fund were first publicly offered on 5/3/93. The average annual total returns are shown net of the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the "life-of-class" return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 11/1/95. The average annual total returns are shown net of the applicable 1% contingent deferred sales charge for the one-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.

                  10   OPPENHEIMER CALIFORNIA MUNICIPAL FUND

--------------------------------------------------------------------------------
                                                             Financials

                  11   OPPENHEIMER CALIFORNIA MUNICIPAL FUND

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS July 31, 2001
--------------------------------------------------------------------------------

                                                         Ratings:
                                                         Moody's/
                                                        S&P/Fitch            Principal         Market Value
                                                      (Unaudited)               Amount           See Note 1
=============================================================================================================
Municipal Bonds and Notes--98.3%
-------------------------------------------------------------------------------------------------------------
California--92.2%
ABC CA USD CAP GOUN, FGIC Insured,
Zero Coupon, 5.61%, 8/1/25/1/                         Aaa/AAA/AAA       $    3,050,000       $      830,393
-------------------------------------------------------------------------------------------------------------
Anaheim, CA PFAU TXAL RB, MBIA Insured,
Inverse Floater, 9.97%, 12/28/18/2/                       Aaa/AAA            4,000,000            5,020,000
-------------------------------------------------------------------------------------------------------------
Benicia, CA USD CAP GOUN, Series B,
MBIA Insured, Zero Coupon, 5.90%, 8/1/23/1/           Aaa/AAA/AAA            6,500,000            1,980,810
-------------------------------------------------------------------------------------------------------------
Benicia, CA USD CAP GOUN, Series B,
MBIA Insured, Zero Coupon, 5.92%, 8/1/25/1/           Aaa/AAA/AAA            3,600,000              975,564
-------------------------------------------------------------------------------------------------------------
Berkeley, CA HF RRB, Alta Bates Medical Center,
Prerefunded, Series A, 6.50%, 12/1/11                       A2/A+            5,365,000            5,708,038
-------------------------------------------------------------------------------------------------------------
CA CDAU MH RB, Village Riviera Hills,
Series E, 5.45%, 2/1/25                                    NR/AAA              985,000            1,006,118
-------------------------------------------------------------------------------------------------------------
CA Educational FA RRB, Los Angeles
College Chiropractic, 5.60%, 11/1/17                      Baa2/NR            1,000,000            1,004,290
-------------------------------------------------------------------------------------------------------------
CA Foothill/Eastern Corridor Agency Toll Road
CAP RB, Sr. Lien, Escrowed to Maturity,
Series A, Zero Coupon, 6.12%, 1/1/23/1/               Aaa/AAA/BBB           10,000,000            3,258,400
-------------------------------------------------------------------------------------------------------------
CA Foothill/Eastern Corridor Agency Toll Road
CAP RB, Sr. Lien, Escrowed to Maturity,
Series A, Zero Coupon, 5.99%, 1/1/28/1/               Aaa/AAA/BBB           12,060,000            2,978,217
-------------------------------------------------------------------------------------------------------------
CA Foothill/Eastern Corridor Agency Toll Road
CAP RRB, Zero Coupon, 5.98%, 1/15/21/1/             Baa3/BBB-/BBB           12,500,000            3,872,250
-------------------------------------------------------------------------------------------------------------
CA Foothill/Eastern Corridor Agency Toll Road
CAP RRB, Zero Coupon, 6.28%, 1/15/22/1/             Baa3/BBB-/BBB           13,000,000            3,784,300
-------------------------------------------------------------------------------------------------------------
CA Foothill/Eastern Corridor Agency Toll Road
CAP RRB, Zero Coupon, 6.40%, 1/15/30/1/             Baa3/BBB-/BBB           16,650,000            2,846,151
-------------------------------------------------------------------------------------------------------------
CA Foothill/Eastern Corridor Agency Toll Road
RRB, Sr. Lien, Prerefunded, Series A, 6.50%, 1/1/32   Aaa/AAA/BBB            6,000,000            6,911,280
-------------------------------------------------------------------------------------------------------------
CA Foothill/Eastern Corridor Agency Toll Road
RRB, 5.75%, 1/15/40                                 Baa3/BBB-/BBB            1,000,000            1,006,610
-------------------------------------------------------------------------------------------------------------
CA GOUN, 5.75%, 3/1/30                                  Aa3/A+/AA            4,150,000            4,366,754
-------------------------------------------------------------------------------------------------------------
CA HFA RB, 10.114%, 2/1/25/3/,/4/                           NR/NR            7,140,000            7,621,664
-------------------------------------------------------------------------------------------------------------
CA HFA RB, Series E-1, 6.45%, 2/1/12                      Aa2/AA-              750,000              776,955
-------------------------------------------------------------------------------------------------------------
CA HFA SFM Purchase RB, Series A-2, 6.45%, 8/1/25         Aaa/AAA            1,875,000            1,944,300
-------------------------------------------------------------------------------------------------------------
CA HFA SFM RB, Series 83, Inverse Floater,
10.035%, 8/1/25/2/                                         NR/AAA            2,900,000            3,114,397
-------------------------------------------------------------------------------------------------------------
CA Infrastructure & ED Bank RB, American Center
for Wine, Food & Arts, 5.55%, 12/1/12                      NR/A/A            1,710,000            1,800,801
-------------------------------------------------------------------------------------------------------------
CA PCFAU RB, Pacific Gas & Electric Co. Project,
Series B, 6.35%, 6/1/09                                    B3/CCC            3,000,000            2,679,090
-------------------------------------------------------------------------------------------------------------
CA PCFAU SWD RRB, North Cnty. Recycling Center,
Escrowed to Maturity, Series A, 6.75%, 7/1/11              Aaa/NR              500,000              575,360

                  12   OPPENHEIMER CALIFORNIA MUNICIPAL FUND

                                                         Ratings:
                                                         Moody's/
                                                        S&P/Fitch            Principal         Market Value
                                                      (Unaudited)               Amount           See Note 1
-------------------------------------------------------------------------------------------------------------
California Continued
CA PWBL RB, State Prison Department of
Corrections, Series E, FSA Insured, 5.50%, 6/1/15     Aaa/AAA/AAA       $    5,000,000       $    5,507,700
-------------------------------------------------------------------------------------------------------------
CA PWBL RRB, Various University of CA Projects,
Series A, 5.50%, 6/1/14                                Aa2/AA-/A+            1,500,000            1,644,165
-------------------------------------------------------------------------------------------------------------
CA Rural Home Mtg. FAU SFM RB, Mtg.-Backed
Securities Program, Series B, 7.75%, 9/1/26                NR/AAA              690,000              742,468
-------------------------------------------------------------------------------------------------------------
CA Rural Home Mtg. FAU SFM RB, Mtg.-Backed
Securities Program, Series D, Cl. 5, 6.70%, 5/1/29         NR/AAA            1,890,000            2,106,726
-------------------------------------------------------------------------------------------------------------
CA SCDAU COP, 7.25%, 11/1/29                                NR/NR            7,000,000            7,339,360
-------------------------------------------------------------------------------------------------------------
CA SCDAU COP, Winward Schools, 6.90%, 9/1/23                NR/NR            2,000,000            2,104,500
-------------------------------------------------------------------------------------------------------------
CA SCDAU RB, Turning Point Project, 6.50%, 11/1/31          NR/NR            4,000,000            4,037,960
-------------------------------------------------------------------------------------------------------------
CA SCDAU Revenue REF COP, Cedars-Sinai Medical
Center, Inverse Floater, 7.981%, 11/1/15/2/                 A1/NR            7,800,000            8,034,000
-------------------------------------------------------------------------------------------------------------
CA SCDAU SPF RB, United Airlines-Los Angeles
International Airport, 6.25%, 10/1/35/5/                   Ba1/NR            3,000,000            2,997,570
-------------------------------------------------------------------------------------------------------------
Campbell, CA RA TXAL RB, Central Campbell
Redevelopment Project, Series B, 6.60%, 10/1/32         Baa3/BBB-            2,355,000            2,511,184
-------------------------------------------------------------------------------------------------------------
Campbell, CA REF COP, Civic Center Project,
Prerefunded, 6.75%, 10/1/17                                 A2/NR            1,130,000            1,160,227
-------------------------------------------------------------------------------------------------------------
Capistrano, CA USD CFD No. 92-1 SPTX Bonds,
Prerefunded, 7.10%, 9/1/21                                  NR/NR            3,250,000            3,857,880
-------------------------------------------------------------------------------------------------------------
Capistrano, CA USD CFD No. 98-2 SPTX Bonds,
Ladera Project, 5.70%, 9/1/20                               NR/NR            5,000,000            4,976,150
-------------------------------------------------------------------------------------------------------------
Cerritos, CA PFAU RB, Los Coyotes
Redevelopment Project, 6.50%, 11/1/23                 Aaa/AAA/AAA            3,000,000            3,661,920
-------------------------------------------------------------------------------------------------------------
Chino Basin, CA Regional FAU RB, Inland Empire
Utility Agency Sewer Project, MBIA Insured,
5.75%, 11/1/19                                        Aaa/AAA/AAA            1,000,000            1,072,140
-------------------------------------------------------------------------------------------------------------
Chino Basin, CA Regional FAU RB, Inland Empire
Utility Agency Sewer Project, MBIA Insured,
5.75%, 11/1/22                                        Aaa/AAA/AAA              500,000              535,680
-------------------------------------------------------------------------------------------------------------
Clovis, CA USD CAP GOB, Series D, FGIC Insured,
Zero Coupon, 5.60%, 8/1/10/1/                             Aaa/AAA            2,000,000            1,372,800
-------------------------------------------------------------------------------------------------------------
Colton, CA PFAU TXAL RRB, Redevelopment
Projects, Series B, 5.875%, 8/1/27                          NR/NR            3,700,000            3,743,808
-------------------------------------------------------------------------------------------------------------
Commerce, CA Community Development
Commission TXAL REF Bonds, Redevelopment
Project No. 1, Sub. Lien, Series B, 5.75%, 8/1/10           NR/NR              815,000              870,118
-------------------------------------------------------------------------------------------------------------
Commerce, CA Community Development
Commission TXAL REF Bonds, Redevelopment
Project No. 1, Sub. Lien, Series B, 6%, 8/1/21              NR/NR            2,800,000            2,847,068
-------------------------------------------------------------------------------------------------------------
Commerce, CA Joint Powers FAU Lease RB,
Community Center, Series A, 6.25%, 10/1/22                Baa2/NR            1,410,000            1,467,161
-------------------------------------------------------------------------------------------------------------
Compton, CA REF COP, Civic Center & Capital
Improvements, Series A, 5.50%, 9/1/15                     NR/BBB+            3,000,000            3,043,800

                  13   OPPENHEIMER CALIFORNIA MUNICIPAL FUND

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------

                                                         Ratings:
                                                         Moody's/
                                                        S&P/Fitch            Principal         Market Value
                                                      (Unaudited)               Amount           See Note 1
-------------------------------------------------------------------------------------------------------------
California Continued
Contra Costa Cnty., CA CFD No. 91-1 SPTX
REF Bonds, 5.58%, 8/1/16                                    NR/NR       $    3,075,000       $    3,078,229
-------------------------------------------------------------------------------------------------------------
Corona, CA SFM RB, Sub. Lien, Series B, 6.30%, 11/1/28      A2/NR              800,000              820,464
-------------------------------------------------------------------------------------------------------------
Davis, CA PFFAU Local Agency RRB, Mace Ranch Area,
Series A, 6.60%, 9/1/25                                     NR/NR            3,445,000            3,596,477
-------------------------------------------------------------------------------------------------------------
Duarte, CA COP, City of Hope National Medical
Center, 6.25%, 4/1/23                                    Baa2/AAA            4,500,000            4,844,115
-------------------------------------------------------------------------------------------------------------
East Palo Alto, CA RA TXAL RB, 6.625%, 10/1/29              NR/NR            3,280,000            3,509,239
-------------------------------------------------------------------------------------------------------------
Encinitas, CA CFD No. 1 SPTX Bonds, Series A,
5.875%, 9/1/20                                              NR/NR            3,500,000            3,506,090
-------------------------------------------------------------------------------------------------------------
Escondido, CA Union High SDI CAP GOB,
Escrowed to Maturity, MBIA Insured, Zero Coupon,
5.97%, 11/1/19/1/                                         Aaa/AAA            7,500,000            2,910,300
-------------------------------------------------------------------------------------------------------------
Escondido, CA Union High SDI CAP GOB,
MBIA Insured, Zero Coupon, 6.20%, 11/1/18/1/              Aaa/AAA            6,000,000            2,468,700
-------------------------------------------------------------------------------------------------------------
Folsom, CA CFD No. 10 SPTX Bonds, 6.875%, 9/1/19            NR/NR            8,500,000            9,193,515
-------------------------------------------------------------------------------------------------------------
Fontana, CA RA TXAL GORB, Jurupa Hills
Redevelopment Project, Prerefunded, Series A,
7.10%, 10/1/23                                            NR/BBB+            1,960,000            2,097,866
-------------------------------------------------------------------------------------------------------------
Fontana, CA RA TXAL REF Bonds, Jurupa Hills
Redevelopment Project, Series A, 5.50%, 10/1/27           NR/BBB+            3,400,000            3,352,400
-------------------------------------------------------------------------------------------------------------
Fresno, CA HAU MH RB, Central Valley Coalition
Projects, Series A, 5.50%, 7/1/30                     Aaa/AAA/AAA            1,500,000            1,565,760
-------------------------------------------------------------------------------------------------------------
Fresno, CA USD GOUN, Series A, MBIA Insured,
6.40%, 8/1/16                                         Aaa/AAA/AAA            1,000,000            1,171,910
-------------------------------------------------------------------------------------------------------------
Glendale, CA EU RB, MBIA Insured, 5.90%, 2/1/25       Aaa/AAA/AAA            7,455,000            8,085,246
-------------------------------------------------------------------------------------------------------------
Golden West Schools FAU CAP RRB, Series A,
MBIA Insured, Zero Coupon, 6.14%, 2/1/20/1/           Aaa/AAA/AAA            2,480,000              924,594
-------------------------------------------------------------------------------------------------------------
Golden West Schools FAU CAP RRB, Series A,
MBIA Insured, Zero Coupon, 6.14%, 8/1/20/1/           Aaa/AAA/AAA            2,000,000              726,020
-------------------------------------------------------------------------------------------------------------
Huntington Park, CA PFAU Lease RRB, Wastewater
System Project, Series A, 6.20%, 10/1/25                    NR/NR            3,000,000            3,101,520
-------------------------------------------------------------------------------------------------------------
Industry, CA Improvement Bond Act 1915
Assessment District No. 91-1 SPAST Bonds,
Prerefunded, 7.65% 9/2/21                                   NR/NR            1,750,000            1,851,500
-------------------------------------------------------------------------------------------------------------
Irvine, CA Improvement Bond Act 1915 Assessment
District No. 00-18 SPAST Bonds, 5.75%, 9/2/22               NR/NR            1,250,000            1,246,150
-------------------------------------------------------------------------------------------------------------
Irvine, CA Improvement Bond Act 1915 Assessment
District No. 00-18 SPAST Bonds, 5.85%, 9/2/26               NR/NR            1,250,000            1,242,275
-------------------------------------------------------------------------------------------------------------
Irvine, CA Improvement Bond Act 1915 Assessment
District No. 97-17 GOLB, 5.80%, 9/2/18                      NR/NR            1,000,000            1,002,890
-------------------------------------------------------------------------------------------------------------
Irvine, CA Improvement Bond Act 1915 Assessment
District No. 97-17 GOLB, 5.90%, 9/2/23                      NR/NR            1,000,000            1,001,970
-------------------------------------------------------------------------------------------------------------
Lake Elsinore, CA School FAU RRB, Horsethief Canyon,
5.35%, 9/1/10                                               NR/NR            2,000,000            2,066,880

                  14   OPPENHEIMER CALIFORNIA MUNICIPAL FUND

                                                         Ratings:
                                                         Moody's/
                                                        S&P/Fitch            Principal         Market Value
                                                      (Unaudited)               Amount           See Note 1
-------------------------------------------------------------------------------------------------------------
California Continued
Lake Elsinore, CA School FAU SPTX RRB, Horsethief
Canyon, 5.625%, 9/1/16                                      NR/NR       $    8,010,000       $    8,103,236
-------------------------------------------------------------------------------------------------------------
Las Virgenes, CA USD CAP Bonds, Series A, MBIA
Insured, Zero Coupon, 4.95%, 11/1/12/1/               Aaa/AAA/AAA            2,095,000            1,249,772
-------------------------------------------------------------------------------------------------------------
Las Virgenes, CA USD GOUN, Election of 1997,
Series C, FGIC Insured, Zero Coupon, 5.42%,
11/1/21/1/                                            Aaa/AAA/AAA            1,255,000              425,357
-------------------------------------------------------------------------------------------------------------
Lincoln, CA Improvement Bond Act 1915 PFAU
RB, 6.20%, 9/2/25                                           NR/NR            3,370,000            3,421,494
-------------------------------------------------------------------------------------------------------------
Long Beach, CA Harbor RRB, Series A,
FGIC Insured, 6%, 5/15/10                             Aaa/AAA/AAA              500,000              565,340
-------------------------------------------------------------------------------------------------------------
Los Angeles Cnty., CA CAP COP, Disney
Parking Project, AMBAC Insured, Zero
Coupon, 5.94%, 3/1/12/1/                              Aaa/AAA/AAA              750,000              458,467
-------------------------------------------------------------------------------------------------------------
Los Angeles Cnty., CA CAP COP, Disney
Parking Project, AMBAC Insured, Zero
Coupon, 6.13%, 9/1/14/1/                              Aaa/AAA/AAA            6,860,000            3,597,453
-------------------------------------------------------------------------------------------------------------
Los Angeles Cnty., CA CAP COP, Disney
Parking Project, AMBAC Insured, Zero
Coupon, 6.30%, 9/1/16/1/                              Aaa/AAA/AAA            1,495,000              686,698
-------------------------------------------------------------------------------------------------------------
Los Angeles Cnty., CA CAP COP, Disney
Parking Project, Zero Coupon, 6.92%, 9/1/10/1/             A2/A/A            5,960,000            3,916,972
-------------------------------------------------------------------------------------------------------------
Los Angeles Cnty., CA CAP COP, Disney
Parking Project, Zero Coupon, 6.95%, 9/1/11/1/             A2/A/A            5,240,000            3,249,586
-------------------------------------------------------------------------------------------------------------
Los Angeles Cnty., CA CAP COP, Disney
Parking Project, Zero Coupon, 7.03%, 9/1/13/1/             A2/A/A            4,500,000            2,424,285
-------------------------------------------------------------------------------------------------------------
Los Angeles, CA Harbor Department RB,
Series B, 5.375%, 11/1/23                               Aa3/AA/AA            5,000,000            5,035,050
-------------------------------------------------------------------------------------------------------------
Los Angeles, CA USD GOUN, FGIC Insured,
7%, 7/1/15/3/,/4/                                          NR/AAA            2,500,000            2,884,450
-------------------------------------------------------------------------------------------------------------
Los Angeles, CA USD GOUN, FGIC Insured,
7%, 7/1/16/3/,/4/                                          NR/AAA            2,500,000            2,884,450
-------------------------------------------------------------------------------------------------------------
Los Angeles, CA USD GOUN, FGIC Insured,
7%, 7/1/17/3/,/4/                                          NR/AAA            1,500,000            1,730,670
-------------------------------------------------------------------------------------------------------------
Los Angeles, CA USD GOUN, Series A,
FGIC Insured, 6%, 7/1/15                              Aaa/AAA/AAA            1,000,000            1,153,290
-------------------------------------------------------------------------------------------------------------
Modesto, CA Irrigation District FAU RRB,
Series A, MBIA Insured, 6%, 10/1/15                       Aaa/AAA            5,000,000            5,417,800
-------------------------------------------------------------------------------------------------------------
Mountain View Los Altos, CA Union High SDI RB,
Series B, 6.50%, 5/1/17                                   Aa2/AA+            2,000,000            2,297,420
-------------------------------------------------------------------------------------------------------------
Norco, CA CDD No. 97-1 SPTX Bonds, 7.10%, 10/1/30           NR/NR            1,320,000            1,419,739
-------------------------------------------------------------------------------------------------------------
Oakland, CA RA TXAL REF Bonds, MBIA Insured,
5.95%, 9/1/19/4/                                          Aaa/AAA            8,600,000            8,950,278
-------------------------------------------------------------------------------------------------------------
Orange Cnty., CA CFD No. 1 SPTX Bonds,
Ladera Ranch, Series A, 6.25%, 8/15/30                      NR/NR            2,000,000            2,049,600
-------------------------------------------------------------------------------------------------------------
Orange Cnty., CA CFD No. 88-1 SPTX Bonds,
Aliso Viejo, Prerefunded, Series A, 7.10%,  8/15/05        NR/AAA            1,440,000            1,534,579

                  15   OPPENHEIMER CALIFORNIA MUNICIPAL FUND

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------

                                                         Ratings:
                                                         Moody's/
                                                        S&P/Fitch            Principal         Market Value
                                                      (Unaudited)               Amount           See Note 1
-------------------------------------------------------------------------------------------------------------
California Continued
Orange Cnty., CA CFD No. 88-1 SPTX Bonds,
Aliso Viejo, Prerefunded, Series A, 7.35%,
8/15/18                                                    NR/AAA       $    7,000,000       $    7,476,070
-------------------------------------------------------------------------------------------------------------
Orange Cnty., CA CFD No. 99-1 SPTX Bonds,
Series A, 6.70%, 8/15/29                                    NR/NR            2,250,000            2,418,525
-------------------------------------------------------------------------------------------------------------
Orange Cnty., CA Improvement Bond Act 1915
Assessment District No. 88-1 SPAST GOB,
6.25%, 9/2/18                                               NR/NR            2,130,000            2,184,017
-------------------------------------------------------------------------------------------------------------
Oxnard, CA USD GOUN, Series E, FGIC
Insured, 5.90%, 8/1/26                                Aaa/AAA/AAA            2,540,000            2,677,973
-------------------------------------------------------------------------------------------------------------
Oxnard, CA USD GOUN, Series E, FGIC
Insured, 5.90%, 8/1/30                                Aaa/AAA/AAA            2,180,000            2,292,575
-------------------------------------------------------------------------------------------------------------
Pittsburg, CA RA TXAL Bonds, Los Medanos
Community Development Project,
AMBAC Insured, 5.75%, 8/1/16                          Aaa/AAA/AAA              720,000              782,129
-------------------------------------------------------------------------------------------------------------
Pittsburg, CA RA TXAL Bonds, Los Medanos
Community Development Project,
AMBAC Insured, 5.80%, 8/1/17                          Aaa/AAA/AAA            1,525,000            1,654,152
-------------------------------------------------------------------------------------------------------------
Pittsburg, CA RA TXAL Bonds, Los Medanos
Community Development Project,
AMBAC Insured, 5.85%, 8/1/18                          Aaa/AAA/AAA            1,615,000            1,752,598
-------------------------------------------------------------------------------------------------------------
Pittsburg, CA RA TXAL Bonds, Los Medanos
Community Development Project,
AMBAC Insured, Zero Coupon, 6.10%, 8/1/20/1/          Aaa/AAA/AAA            5,150,000            1,855,751
-------------------------------------------------------------------------------------------------------------
Pittsburg, CA RA TXAL Bonds, Los Medanos
Community Development Project,
AMBAC Insured, Zero Coupon, 5.92%, 8/1/28/1/          Aaa/AAA/AAA            5,000,000            1,132,900
-------------------------------------------------------------------------------------------------------------
Pittsburg, CA RA TXAL REF Bonds, Los
Medanos Community Development Project,
Sub. Lien, 6.20%, 8/1/19                                   NR/BBB            3,500,000            3,644,235
-------------------------------------------------------------------------------------------------------------
Placentia, CA PFAU SPTX Bonds, Jr. Lien,
Series B, 6.60%, 9/1/15                                     NR/NR            1,600,000            1,636,800
-------------------------------------------------------------------------------------------------------------
Pomona, CA SFM RRB, Escrowed to Maturity,
Series A, 7.60%, 5/1/23                                   Aaa/AAA            7,000,000            9,012,570
-------------------------------------------------------------------------------------------------------------
Pomona, CA SFM RRB, Escrowed to Maturity,
Series B, 7.50%, 8/1/23                                   Aaa/AAA              500,000              642,580
-------------------------------------------------------------------------------------------------------------
Pomona, CA USD GORB, Series A, MBIA
Insured, 6.15%, 8/1/15                                    Aaa/AAA            2,500,000            2,853,450
-------------------------------------------------------------------------------------------------------------
Pomona, CA USD REF GOUN, Series A,
MBIA Insured, 6.45%, 8/1/22                           Aaa/AAA/AAA            1,000,000            1,210,050
-------------------------------------------------------------------------------------------------------------
Port Oakland, CA POAU RB, Series G,
MBIA Insured, 5.375%, 11/1/25                         Aaa/AAA/AAA           10,650,000           10,811,348
-------------------------------------------------------------------------------------------------------------
Port Oakland, CA RB, Series 666A, 8.175%,
11/1/15/3/,/4/                                              NR/NR            2,500,000            2,859,700
-------------------------------------------------------------------------------------------------------------
Port Oakland, CA RB, Series 666B, 8.425%,
11/1/16/3/,/4/                                              NR/NR            2,500,000            2,859,275
-------------------------------------------------------------------------------------------------------------
Redding, CA Electric System Revenue COP,
FGIC Insured, Inverse Floater, 8.549%,
6/1/19/2/                                             Aaa/AAA/AAA            5,150,000            5,529,813

                  16   OPPENHEIMER CALIFORNIA MUNICIPAL FUND

                                                         Ratings:
                                                         Moody's/
                                                        S&P/Fitch            Principal         Market Value
                                                      (Unaudited)               Amount           See Note 1
-----------------------------------------------------------------------------------------------------------
California Continued
Redding, CA Electric System Revenue COP,
MBIA Insured, Inverse Floater, 10.232%,
7/8/22/2/                                                 Aaa/AAA       $    3,000,000       $    3,817,500
-------------------------------------------------------------------------------------------------------------
Richmond, CA Improvement Bond Act 1915
Reassessment District No. 855 SPAST REF
Bonds, 6.60%, 9/2/19                                        NR/NR            1,200,000            1,236,816
-------------------------------------------------------------------------------------------------------------
Richmond, CA Wastewater RB, FGIC Insured,
5.80%, 8/1/16                                         Aaa/AAA/AAA              765,000              835,151
-------------------------------------------------------------------------------------------------------------
Richmond, CA Wastewater RB, FGIC Insured,
5.80%, 8/1/18                                         Aaa/AAA/AAA            3,315,000            3,590,907
-------------------------------------------------------------------------------------------------------------
Riverside Cnty., CA PFAU REF COP, 5.75%,
5/15/19                                                   NR/BBB-            2,100,000            2,085,930
-------------------------------------------------------------------------------------------------------------
Riverside Cnty., CA PFAU TXAL RRB,
Redevelopment Projects, Series A, 5.625%,
10/1/3/3/                                               Baa2/BBB-            3,850,000            3,834,908
-------------------------------------------------------------------------------------------------------------
Riverside Cnty., CA REF COP, Air Force
Village West, Inc., Prerefunded, Series A,
8.125%, 6/15/12                                             NR/NR            3,000,000            3,193,620
-------------------------------------------------------------------------------------------------------------
Riverside Cnty., CA REF COP, Air Force
Village West, Inc., Series A, 8.125%,
6/15/20                                                     NR/NR            3,000,000            3,197,160
-------------------------------------------------------------------------------------------------------------
Riverside Cnty., CA SFM RB, Escrowed to
Maturity, Series A, 7.80%, 5/1/21                         Aaa/AAA            5,285,000            7,075,505
-------------------------------------------------------------------------------------------------------------
Rocklin, CA USD CFD No. 1 SPTX CAP Bonds,
AMBAC Insured, Zero Coupon, 5.44%, 9/1/21/1/           Aaa/NR/AAA            2,890,000              980,577
-------------------------------------------------------------------------------------------------------------
Roseville, CA SPTX RB, Woodcreek West
Community Facility No. 1 Project, 5.875%,
9/1/08                                                      NR/NR            1,235,000            1,315,016
-------------------------------------------------------------------------------------------------------------
Roseville, CA SPTX RB, Woodcreek West
Community Facility No. 1 Project, 6.50%,
9/1/15                                                      NR/NR            1,500,000            1,609,425
-------------------------------------------------------------------------------------------------------------
Roseville, CA SPTX RB, Woodcreek West
Community Facility No. 1 Project, 6.70%,
9/1/25                                                      NR/NR            1,750,000            1,867,618
-------------------------------------------------------------------------------------------------------------
Sacramento Cnty., CA Sanitation District
FAU RRB, Series A, 6%, 12/1/15                          Aa3/AA/AA            1,000,000            1,117,790
-------------------------------------------------------------------------------------------------------------
Sacramento Cnty., CA SFM RB, Escrowed to
Maturity, 8%, 7/1/16/6/                                   Aaa/AAA           12,810,000           17,050,110
-------------------------------------------------------------------------------------------------------------
Sacramento, CA Cogeneration Authority RB,
Procter & Gamble Project, 6.50%, 7/1/14                    NR/AAA            5,000,000            5,734,000
-------------------------------------------------------------------------------------------------------------
Sacramento, CA MUD Electric RRB, FGIC
Insured, Inverse Floater, 9.832%, 8/15/18/2/          Aaa/AAA/AAA            7,000,000            7,638,750
-------------------------------------------------------------------------------------------------------------
Sacramento, CA PAU Cogeneration Project RB,
MBIA-IBC Insured, 6%, 7/1/22                          Aaa/AAA/AAA            6,800,000            7,276,476
-------------------------------------------------------------------------------------------------------------
Sacramento, CA USD GOUN, Series A,
5.875%, 7/1/21                                          Aa3/NR/AA            1,500,000            1,634,535
-------------------------------------------------------------------------------------------------------------
Sacramento, CA USD GOUN, Series A,
5.875%, 7/1/23                                          Aa3/NR/AA            1,000,000            1,088,300
-------------------------------------------------------------------------------------------------------------
Salinas Valley, CA Solid Waste Authority RB,
5.80%, 8/1/27                                            Baa3/BBB            1,665,000            1,669,029
-------------------------------------------------------------------------------------------------------------
San Bernardino Cnty., CA COP, Medical Center
Financing Project, MBIA Insured, 5.50%, 8/1/17            Aaa/AAA            5,250,000            5,752,845

                  17   OPPENHEIMER CALIFORNIA MUNICIPAL FUND

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------

                                                         Ratings:
                                                         Moody's/
                                                        S&P/Fitch            Principal         Market Value
                                                      (Unaudited)               Amount           See Note 1
-------------------------------------------------------------------------------------------------------------
California Continued
San Diego Cnty., CA COP, MBIA Insured,
Inverse Floater, 10.251%, 11/18/19/2/                 Aaa/AAA/AA-       $    2,000,000       $    2,067,500
-------------------------------------------------------------------------------------------------------------
San Diego Cnty., CA Water Authority
Revenue COP, Prerefunded, Series 91-B, MBIA
Insured, Inverse Floater, 9.42%, 4/8/21/2/                Aaa/AAA            4,000,000            5,015,000
-------------------------------------------------------------------------------------------------------------
San Francisco, CA Bay Area Rapid Transit
District Sales Tax RRB, AMBAC Insured, 5%,
7/1/26                                                Aaa/AAA/AAA            3,975,000            3,916,369
-------------------------------------------------------------------------------------------------------------
San Francisco, CA Bay Area Rapid Transit
District Sales Tax RRB, AMBAC Insured, 6.75%,
7/1/11                                                Aaa/AAA/AAA            1,000,000            1,209,110
-------------------------------------------------------------------------------------------------------------
San Francisco, CA City & Cnty. International
Airport Commission RB, Second  Series Issue
13-B, MBIA Insured, 8%, 5/1/07                            Aaa/AAA            1,140,000            1,351,082
-------------------------------------------------------------------------------------------------------------
San Francisco, CA City & Cnty. International
Airport Commission RB, Second Series Issue
14-A, MBIA Insured, 8%, 5/1/07                            Aaa/AAA            1,290,000            1,528,856
-------------------------------------------------------------------------------------------------------------
San Francisco, CA City & Cnty. RA Lease
RB, CAP, George R. Moscone Project, Zero Coupon,
5.36%, 7/1/10/1/                                        A1/AA-/A+            4,500,000            3,027,420
-------------------------------------------------------------------------------------------------------------
San Francisco, CA City & Cnty. RA RB, CFD
No. 6, Mission Bay South, Series A, 6.125%,
8/1/31                                                      NR/NR            1,500,000            1,512,270
-------------------------------------------------------------------------------------------------------------
San Francisco, CA City & Cnty. RA RB, CFD
No. 6, Mission Bay South, Series B, 6.125%,
8/1/31                                                      NR/NR            1,500,000            1,512,270
-------------------------------------------------------------------------------------------------------------
San Francisco, CA City & Cnty. Redevelopment
FAU TXAL CAP REF Bonds, Redevelopment
Projects, Series C, Zero Coupon, 5.89%,
8/1/12/1/                                             Aaa/AAA/AAA            1,750,000            1,053,763
-------------------------------------------------------------------------------------------------------------
San Francisco, CA City & Cnty. Redevelopment
FAU TXAL CAP REF Bonds, Redevelopment
Projects, Series C, Zero Coupon, 5.99%,
8/1/13/1/                                             Aaa/AAA/AAA              750,000              421,755
-------------------------------------------------------------------------------------------------------------
San Francisco, CA City & Cnty. Redevelopment
FAU TXAL CAP REF Bonds, Redevelopment
Projects, Series C, Zero Coupon, 5.81%,
8/1/14/1/                                             Aaa/AAA/AAA            1,425,000              754,181
-------------------------------------------------------------------------------------------------------------
San Joaquin Hills, CA Transportation
Corridor Agency Toll Road RB, Sr. Lien, 5%,
1/1/33                                                    Baa3/NR            8,000,000            7,201,360
-------------------------------------------------------------------------------------------------------------
San Joaquin Hills, CA Transportation
Corridor Agency Toll Road RB, Sr. Lien,
Escrowed to Maturity, Zero Coupon, 5.94%,
1/1/23/1/                                             Aaa/AAA/AAA           21,250,000            6,924,100
-------------------------------------------------------------------------------------------------------------
San Joaquin Hills, CA Transportation
Corridor Agency Toll Road RB, Sr. Lien,
Prerefunded, 6.75%, 1/1/32                            Aaa/AAA/AAA           10,500,000           11,291,280
-------------------------------------------------------------------------------------------------------------
San Jose, CA Airport RB, Series A, FGIC
Insured, 5%, 3/1/31/7/                                Aaa/AAA/AAA            3,000,000            2,943,060
-------------------------------------------------------------------------------------------------------------
Santa Ana, CA FAU RRB, Inner-City
Commuter, Series C, 5.60%, 9/1/19                          NR/BBB            3,060,000            3,055,349
-------------------------------------------------------------------------------------------------------------
Santa Ana, CA FAU RRB, Mainplace Project,
Series D, 5.50%, 9/1/15                                     NR/NR            1,000,000            1,001,010


                  18   OPPENHEIMER CALIFORNIA MUNICIPAL FUND

                                                         Ratings:
                                                         Moody's/
                                                        S&P/Fitch            Principal         Market Value
                                                      (Unaudited)               Amount           See Note 1
-------------------------------------------------------------------------------------------------------------
California Continued
Santa Ana, CA FAU RRB, Mainplace Project,
Series D, 5.60%, 9/1/19                                     NR/NR       $    1,000,000       $    1,009,830
-------------------------------------------------------------------------------------------------------------
Santa Ana, CA USD GOUN, FGIC Insured,
5.70%, 8/1/22                                         Aaa/AAA/AAA            2,560,000            2,739,405
-------------------------------------------------------------------------------------------------------------
Santa Clara Cnty., CA Mountain View SDI
GOUN, Series B, FSA Insured, 6.125%, 7/1/25           Aaa/AAA/AAA            1,065,000            1,181,905
-------------------------------------------------------------------------------------------------------------
Santa Cruz, CA City High SDI GOUN, Series B,
FGIC Insured, 6%, 8/1/29                              Aaa/AAA/AAA            1,000,000            1,099,300
-------------------------------------------------------------------------------------------------------------
Santaluz, CA CFD No. 2 SPTX Bonds,
Improvement Area No. 1, 6.375%, 9/1/30                      NR/NR            5,000,000            5,089,000
-------------------------------------------------------------------------------------------------------------
South Orange Cnty., CA PFAU SPTX RB, Foothill
Area, Series C, FGIC Insured, 8%, 8/15/08             Aaa/AAA/AAA            1,500,000            1,889,565
-------------------------------------------------------------------------------------------------------------
Southern CA Metropolitan Water District RRB,
Inverse Floater, 7.267%, 10/30/20/2/                       Aa2/AA            4,500,000            4,719,375
-------------------------------------------------------------------------------------------------------------
Southern CA PPAU Transmission Project RB,
Inverse Floater, 8.471%, 7/1/12/2/,/5/                      Aa/NR            4,000,000            4,320,000
-------------------------------------------------------------------------------------------------------------
Stockton, CA CFD No. 90-2 SPTX RRB, Brookside
Estates, 6.20%, 8/1/15                                      NR/NR            3,750,000            3,916,650
-------------------------------------------------------------------------------------------------------------
Tejon Ranch, CA PFFAU CFD No. 1 SPTX Bonds,
Series A, 7.20%, 9/1/30                                     NR/NR            3,000,000            3,091,260
-------------------------------------------------------------------------------------------------------------
Tustin, CA USD CFD No. 88-1 SPTX RB, Prerefunded,
Series B, 6.375%, 9/1/21                                    NR/NR            3,500,000            4,076,975
-------------------------------------------------------------------------------------------------------------
Tustin, CA USD CFD No. 97-1 SPTX RB,
6.375%, 9/1/35                                              NR/NR            2,000,000            2,063,100
-------------------------------------------------------------------------------------------------------------
Ukiah, CA USD CAP GOUN, FGIC Insured,
Zero Coupon, 5.54%, 8/1/19/1/                         Aaa/AAA/AAA            2,270,000              872,225
-------------------------------------------------------------------------------------------------------------
University of CA Regents RB, Multiple Purpose
Projects, Prerefunded, Series A, 6.875%, 9/1/16            NR/AAA            1,950,000            2,077,335
-------------------------------------------------------------------------------------------------------------
West Covina, CA COP, Queen of the Valley
Hospital, Prerefunded, 6.50%, 8/15/19                       A2/NR            1,120,000            1,259,608
                                                                                              ---------------
                                                                                                500,595,970

-------------------------------------------------------------------------------------------------------------
U.S. Possessions--6.1%
Guam PAU RB, Prerefunded, Series A, 6.625%, 10/1/14        NR/AAA            2,000,000            2,260,600
-------------------------------------------------------------------------------------------------------------
PR Childrens Trust Fund Asset Backed RB, 6%, 7/1/26      Aa3/A/A+            3,000,000            3,181,440
-------------------------------------------------------------------------------------------------------------
PR CMWLTH Aqueduct & Sewer Authority RRB,
MBIA-IBC Insured, 6.25%, 7/1/13                           Aaa/AAA            1,000,000            1,182,870
-------------------------------------------------------------------------------------------------------------
PR CMWLTH GOUN, Escrowed to Maturity,
MBIA Insured, Inverse Floater, 8.384%, 7/1/08/2/,/5/      Aaa/AAA            5,000,000            5,318,750
-------------------------------------------------------------------------------------------------------------
PR HFA SFM RB, Affordable Housing Mtg. Portfolio I,
6.25%, 4/1/29                                             Aaa/AAA            2,295,000            2,394,626
-------------------------------------------------------------------------------------------------------------
PR Industrial, Tourist, Educational, Medical &
Environmental Control Facilities RB, Cogen
Facilities AES Puerto Rico Project, 6.625%, 6/1/26    Baa2/NR/BBB            5,510,000            5,992,896

                  19   OPPENHEIMER CALIFORNIA MUNICIPAL FUND

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------

                                                         Ratings:
                                                         Moody's/
                                                        S&P/Fitch            Principal         Market Value
                                                      (Unaudited)               Amount           See Note 1
-------------------------------------------------------------------------------------------------------------
U.S. Possessions Continued
PR Industrial, Tourist, Educational, Medical &
Environmental Control Facilities RB, Mennonite
General Hospital Project, Series A, 6.50%, 7/1/12         NR/BBB-       $    2,880,000       $    2,846,621
-------------------------------------------------------------------------------------------------------------
Virgin Islands PFAU RB, Series A, 6.375%, 10/1/19         NR/BBB-            4,515,000            4,877,555
-------------------------------------------------------------------------------------------------------------
Virgin Islands PFAU RB, Sub Lien, Series E, 6%, 10/1/22     NR/NR            5,150,000            5,146,447
                                                                                             ----------------
                                                                                                 33,201,805
                                                                                             ----------------
Total Municipal Bonds and Notes (Cost $495,856,748)                                             533,797,775

=============================================================================================================
Short-Term Tax-Exempt Obligations--0.8%

CA PCFAU SWD RR RB, Shell Martinez Refining,
Series A, 2.60%, 8/1/01/4/                                                   1,300,000            1,300,000
-------------------------------------------------------------------------------------------------------------
Irvine Ranch, CA Water District COP, CAP
Improvement Project, 2.60%, 8/1/01/4/                                        1,000,000            1,000,000
-------------------------------------------------------------------------------------------------------------
Rancho Mirage, CA Join Powers FA COP, Eisenhower
Medical Center, Series B, MBIA Insured, 2.55%, 8/1/01/4/                     2,000,000            2,000,000
                                                                                             ----------------
Total Short-Term Tax-Exempt Obligations (Cost $4,300,000)                                         4,300,000
-------------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $500,156,748)                                   99.1%         538,097,775
-------------------------------------------------------------------------------------------------------------
Other Assets Net of Liabilities                                                    0.9            4,701,831
                                                                        -------------------------------------
Net Assets                                                                       100.0%      $  542,799,606
                                                                        =====================================


Footnotes to Statement of Investments

To simplify the listings of securities, abbreviations are used per the table below:

CAP       Capital Appreciation                       PCFAU    Pollution Control Finance Authority
CDAU      Communities Development Authority          PFAU     Public Finance Authority
CDD       Community Development District             PFFAU    Public Facilities Finance Authority
CFD       Community Facilities District              POAU     Port Authority
CMWLTH    Commonwealth                               PPAU     Public Power Authority
COP       Certificates of Participation              PWBL     Public Works Board Lease
ED        Economic Development                       RA       Redevelopment Agency
EU        Electric Utilities                         RB       Revenue Bonds
FA        Facilities Authority                       REF      Refunding
FAU       Finance Authority                          RR       Resource Recovery
GOB       General Obligation Bonds                   RRB      Revenue Refunding Bonds
GOLB      General Obligation Limited Bonds           SCDAU    Statewide Communities Development Authority
GORB      General Obligation Refunding Bonds         SDI      School District
GOUN      General Obligation Unlimited Nts.          SFM      Single Family Mtg.
HAU       Housing Authority                          SPAST    Special Assessment
HF        Health Facilities                          SPF      Special Facilities
HFA       Housing Finance Agency                     SPTX     Special Tax
MH        Multifamily Housing                        SWD      Solid Waste Disposal
MUD       Municipal Utility District                 TXAL     Tax Allocation
PAU       Power Authority                            USD      Unified School District

                  20   OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Footnotes to Statement of Investments Continued

1. Zero coupon bond reflects the effective yield on the date of purchase.
2. Represents the current interest rate for a variable rate bond known as an "inverse floater". See Note 1 of Notes to Financial Statements.
3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.These securities amount to $20,840,209 or 3.84% of the Fund's net assets as of July 31, 2001.
4. Represents the current interest rate for a variable rate security.
5. Identifies issues considered to be illiquid--See Note 6 of Notes to Financial Statements.
6. Securities with an aggregate market value of $1,996,500 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.
7. When-issued security to be delivered and settled after July 31, 2001.

As of July 31, 2001, securities subject to the alternative minimum tax amount to $74,509,360 or 13.73% of the Fund's net assets.

Distribution of investments by industry, as a percentage of total investments at value, is as follows:


Industry                                           Market Value         Percent
--------------------------------------------------------------------------------
Special Tax                                      $   79,393,216            14.8%
Special Assessment                                   76,273,924            14.2
Single Family Housing                                53,302,365             9.9
General Obligation                                   51,671,109             9.6
Electric Utilities                                   50,655,281             9.4
Highways/Railways                                    50,073,948             9.3
Municipal Leases                                     44,161,149             8.2
Marine/Aviation Facilities                           32,517,041             6.0
Hospital/Healthcare                                  24,692,382             4.6
Water Utilities                                      17,335,045             3.2
Sales Tax Revenue                                    15,149,480             2.8
Not-for-Profit Organization                           9,140,161             1.7
Adult Living Facilities                               8,476,710             1.6
Education                                             7,793,074             1.5
Sewer Utilities                                       7,151,668             1.3
Pollution Control                                     3,979,090             0.7
Higher Education                                      3,081,625             0.6
Resource Recovery                                     2,244,389             0.4
Multifamily Housing                                   1,006,118             0.2
                                                 ------------------------------
Total                                            $  538,097,775           100.0%
                                                 ==============================

See accompanying Notes to Financial Statements.

                  21   OPPENHEIMER CALIFORNIA MUNICIPAL FUND

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES July 31, 2001
--------------------------------------------------------------------------------

===================================================================================================
Assets

Investments, at value (cost $500,156,748)--see accompanying statement           $     538,097,775
---------------------------------------------------------------------------------------------------
Cash                                                                                      590,875
---------------------------------------------------------------------------------------------------
Receivables and other assets:
Interest                                                                                7,791,728
Shares of beneficial interest sold                                                      1,504,859
Daily variation on futures contracts                                                        2,656
Other                                                                                       7,743
                                                                                -------------------
Total assets                                                                          547,995,636

===================================================================================================
Liabilities

Payables and other liabilities:
Investments purchased on a when-issued basis                                            2,918,670
Dividends                                                                               1,381,697
Shares of beneficial interest redeemed                                                    588,872
Trustees' compensation                                                                    149,915
Distribution and service plan fees                                                        112,066
Shareholder reports                                                                        22,257
Transfer and shareholder servicing agent fees                                               2,211
Other                                                                                      20,342
                                                                                -------------------
Total liabilities                                                                       5,196,030

===================================================================================================
Net Assets                                                                     $      542,799,606

===================================================================================================
Composition of Net Assets

Paid-in capital                                                                $      530,936,309
---------------------------------------------------------------------------------------------------
Undistributed (overdistributed) net investment income                                  (1,096,906)
---------------------------------------------------------------------------------------------------
Accumulated net realized gain (loss) on investment transactions                       (24,983,480)
---------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investments                              37,943,683
                                                                               --------------------
Net Assets                                                                     $      542,799,606
                                                                               ====================

===================================================================================================
Net Asset Value Per Share

Class A Shares:
Net asset value and redempton price per share (based on net assets of
$387,387,516 and 36,921,802 shares of beneficial interest outstanding)                     $10.49
Maximum offering price per share (net asset value plus sales charge of
4.75% of offering price)                                                                   $11.01
---------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $137,306,782 and 13,080,051 shares of beneficial interest
outstanding)                                                                               $10.50
---------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $18,105,308 and 1,728,053 shares of beneficial interest
outstanding)                                                                               $10.48

See accompanying Notes to Financial Statements.

                   22 OPPENHEIMER CALIFORNIA MUNICIPAL FUND

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS For the Year Ended July 31, 2001
--------------------------------------------------------------------------------

================================================================================
Investment Income

Interest                                                           $ 28,857,115

================================================================================
Expenses

Management fees                                                       2,660,807
--------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                 844,784
Class B                                                               1,258,468
Class C                                                                 144,599
--------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees                           180,934
--------------------------------------------------------------------------------
Shareholder reports                                                      56,726
--------------------------------------------------------------------------------
Custodian fees and expenses                                              37,678
--------------------------------------------------------------------------------
Trustees' compensation                                                   14,700
--------------------------------------------------------------------------------
Other                                                                    99,113
                                                                   -------------
Total expenses                                                        5,297,809
Less reduction to excess expenses                                       (18,696)
Less reduction to custodian expenses                                    (21,754)
                                                                   -------------
Net expenses                                                          5,257,359

================================================================================
Net Investment Income                                                23,599,756

================================================================================
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:

Investments                                                             353,409
Closing of futures contracts                                           (727,664)
                                                                   -------------
Net realized gain (loss)                                               (374,255)

--------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)
on investments                                                       23,394,405
                                                                   -------------
Net realized and unrealized gain (loss)                              23,020,150

================================================================================
Net Increase in Net Assets Resulting from Operations               $ 46,619,906
                                                                   =============

See accompanying Notes to Financial Statements.

                    23 OPPENHEIMER CALIFORNIA MUNICIPAL FUND

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

Year Ended July 31,                                         2001           2000
================================================================================
Operations

Net investment income (loss)                         $ 23,599,756  $ 20,969,130
--------------------------------------------------------------------------------
Net realized gain (loss)                                 (374,255)  (23,960,825)
--------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)   23,394,405     2,384,079
                                                     ---------------------------
Net increase (decrease) in net assets resulting from 46,619,906 (607,616) operations

================================================================================
Dividends and/or Distributions to Shareholders

Dividends from net investment income:
Class A                                               (17,599,604)  (15,078,776)
Class B                                                (5,463,506)   (5,199,438)
Class C                                                  (628,592)     (660,538)

================================================================================
Beneficial Interest Transactions

Net increase (decrease) in net assets resulting
from beneficial interest transactions:
Class A                                               100,609,085   (31,305,891)
Class B                                                25,967,255   (21,177,899)
Class C                                                 4,749,300    (3,413,724)

================================================================================
Net Assets

Total increase (decrease)                             154,253,844   (77,443,882)
--------------------------------------------------------------------------------
Beginning of period                                   388,545,762   465,989,644
                                                     ---------------------------
End of period [including undistributed
(overdistributed) net investment income of
$(1,096,906) and $(1,058,494), respectively]         $542,799,606  $388,545,762
                                                     ===========================


See accompanying Notes to Financial Statements.

                    24 OPPENHEIMER CALIFORNIA MUNICIPAL FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Class A    Year Ended July 31,                  2001          2000         1999           1998            1997
===============================================================================================================
Per Share Operating Data

Net asset value, beginning of period        $  10.11    $    10.57    $   10.92     $    10.94    $      10.39
---------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                            .53           .53          .53            .54             .58
Net realized and unrealized gain (loss)          .38          (.46)        (.35)           .06             .54
                                            -------------------------------------------------------------------
Total income (loss) from
investment operations                            .91           .07          .18            .60            1.12
---------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to
shareholders:
Dividends from net investment income            (.53)         (.53)        (.53)          (.54)           (.57)
Distributions from net realized gain              --            --           --           (.08)             --
                                            -------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                 (.53)         (.53)        (.53)          (.62)           (.57)
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period              $  10.49    $    10.11    $   10.57     $    10.92    $      10.94
                                            ===================================================================

===============================================================================================================
Total Return, at Net Asset Value/1/             9.17%         0.86%        1.59%          5.66%          11.11%

===============================================================================================================
Ratios/Supplemental Data

Net assets, end of period (in thousands)   $ 387,388    $  270,494    $ 316,363     $  300,717    $    298,162
---------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)          $ 344,808    $  283,025    $ 314,094     $  297,372    $    289,439
---------------------------------------------------------------------------------------------------------------
Ratios to average net assets:/2/
Net investment income                           5.08%         5.34%        4.79%          4.91%           5.49%
Expenses                                        0.88%         0.91%        0.91%          0.92%3          0.94%3
Expenses, net of reduction to excess
and custodian expenses                          0.87%          N/A           N/A           N/A             N/A
---------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                           20%           48%          35%            31%             31%

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

                    25 OPPENHEIMER CALIFORNIA MUNICIPAL FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS Continued
--------------------------------------------------------------------------------

Class B Year Ended July 31,                         2001          2000         1999           1998            1997
======================================================================================================================
Per Share Operating Data

Net asset value, beginning of period           $   10.11    $    10.57    $   10.92     $    10.94     $     10.39
----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                .45           .45          .45            .46             .49
Net realized and unrealized gain (loss)              .39          (.45)        (.35)           .06             .55
                                               -----------------------------------------------------------------------
Total income (loss) from
investment operations                                .84            --          .10            .52            1.04
----------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                (.45)         (.46)        (.45)          (.46)           (.49)
Distributions from net realized gain                  --            --           --           (.08)             --
                                               -----------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                     (.45)         (.46)        (.45)          (.54)           (.49)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $   10.50    $    10.11    $   10.57     $    10.92     $     10.94
                                               =======================================================================

======================================================================================================================
Total Return, at Net Asset Value/1/                 8.46%         0.10%        0.82%          4.86%          10.27%

======================================================================================================================
Ratios/Supplemental Data

Net assets, end of period (in thousands)       $ 137,307    $  105,393    $ 132,763     $  115,444     $    82,474
----------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)              $ 126,060    $  113,936    $ 129,538     $   99,266     $    65,192
----------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:/2/
Net investment income                               4.33%         4.57%        4.03%          4.21%           4.70%
Expenses                                            1.63%         1.67%        1.67%          1.67%/3/        1.70%/3/
Expenses, net of reduction to excess and
custodian expenses                                  1.62%          N/A           N/A           N/A             N/A
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               20%           48%          35%            31%             31%

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

                    26 OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Class C   Year Ended July 31,                        2001            2000          1999         1998          1997
===================================================================================================================
Per Share Operating Data

Net asset value, beginning of period              $  10.09       $   10.55     $   10.91     $   10.93     $  10.38
-------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                  .45             .45           .45           .46          .49
Net realized and unrealized gain (loss)                .39            (.45)         (.36)          .06          .55
                                                  -----------------------------------------------------------------
Total income (loss) from investment operations         .84              --           .09           .52         1.04
-------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                  (.45)           (.46)         (.45)         (.46)        (.49)
Distributions from net realized gain                    --              --            --          (.08)          --
                                                  -----------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                       (.45)           (.46)         (.45)         (.54)        (.49)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $  10.48       $   10.09     $   10.55     $   10.91     $  10.93
                                                  =================================================================

===================================================================================================================
Total Return, at Net Asset Value/1/                   8.48%           0.10%         0.73%         4.87%       10.26%

===================================================================================================================
Ratios/Supplemental Data

Net assets, end of period (in thousands)          $ 18,105       $  12,659     $  16,864     $  11,340     $  5,969
-------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $ 14,489       $  14,424     $  14,672     $   8,614     $  3,869
-------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:/2/
Net investment income                                 4.32%           4.58%         4.03%         4.24%        4.66%
Expenses                                              1.63%           1.67%         1.67%         1.66%/3/     1.70%/3/
Expenses, net of reduction to excess and
custodian expenses                                    1.62%            N/A           N/A           N/A          N/A
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 20%             48%           35%           31%          31%

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

                    27 OPPENHEIMER CALIFORNIA MUNICIPAL FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

================================================================================
1. Significant Accounting Policies
Oppenheimer California Municipal Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's investment objective is to seek as high a level of current interest income exempt from federal and California income taxes for individual investors as is consistent with preservation of capital. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
     The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
Securities Purchased on a When-Issued or Forward Commitment Basis Delivery and payment for securities that have been purchased by the Fund on a when-issued basis can take place a month or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends beyond six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of July 31, 2001, the Fund had entered into net outstanding when-issued or forward commitments of $2,918,670.

                    28 OPPENHEIMER CALIFORNIA MUNICIPAL FUND

--------------------------------------------------------------------------------
Inverse Floating Rate Securities The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities. The Fund intends to invest no more than 20% of its total assets in inverse floaters. Inverse floaters amount to $54,595,085 as of July 31, 2001. Including the effect of leverage, inverse floaters represent 9.96% of the Fund's total assets as of July 31, 2001.
--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
Federal Taxes The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

As of July 31, 2001, the Fund had available for federal income tax purposes unused capital loss carryovers as follows:

Expiring
----------------------
2006       $   649,809
2008         4,150,343
2008/1/      1,001,388
2008/1/      3,309,355
2009        19,418,684
           -----------
Total      $28,529,579
           ===========

1. The capital loss carryover was acquired in connection with the Oppenheimer Main Street(R) California Municipal Fund merger.
--------------------------------------------------------------------------------
Trustees' Compensation The Fund has adopted an unfunded retirement plan for the Fund's independent Board of Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended July 31, 2001, the Fund's projected benefit obligations were decreased by $61,656 and payments of $7,802 were made to retired trustees, resulting in an accumulated liability of $92,529 as of July 31, 2001.

                    29 OPPENHEIMER CALIFORNIA MUNICIPAL FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

================================================================================
1. Significant Accounting Policies Continued
     The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.
--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Classification of Dividends and Distributions to Shareholders Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
     The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended July 31, 2001, amounts have been reclassified to reflect a decrease in overdistributed net investment income of $53,534. Paid-in capital was decreased by the same amount. Net assets of the Fund were unaffected by the reclassifications.
--------------------------------------------------------------------------------
Investment Income Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
     There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.
--------------------------------------------------------------------------------
Security Transactions Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
Other The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                    30 OPPENHEIMER CALIFORNIA MUNICIPAL FUND

================================================================================
2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                        Year Ended July 31, 2001         Year Ended July 31, 2000
                                          Shares          Amount         Shares            Amount
----------------------------------------------------------------------------------------------------
Class A
Sold                                    4,974,826    $  47,077,485     4,527,527     $  45,309,638
Dividends and/or
distributions reinvested                  916,212        9,522,552       875,091         8,748,882
Acquisition--Note 8                     9,572,831       99,078,796            --                --
Redeemed                               (5,302,401)     (55,069,748)   (8,583,487)      (85,364,411)
                                       -------------------------------------------------------------
Net increase (decrease)                10,161,468    $ 100,609,085    (3,180,869)    $ (31,305,891)
                                       =============================================================
----------------------------------------------------------------------------------------------------
Class B
Sold                                    2,227,132    $  21,577,462     1,474,529     $  14,751,467
Dividends and/or
distributions reinvested                  307,359        3,194,846       315,237         3,154,286
Acquisition--Note 8                     2,673,404       27,696,468            --                --
Redeemed                               (2,550,931)     (26,501,521)   (3,927,010)      (39,083,652)
                                       -------------------------------------------------------------
Net increase (decresse)                 2,656,964    $  25,967,255    (2,137,244)    $ (21,177,899)
                                       =============================================================
---------------------------------------------------------------------------------------------------
Class C
Sold                                      731,737    $   7,413,463       312,789     $   3,130,309
Dividends and/or
distributions reinvested                   34,114          353,544        40,776           407,068
Redeemed                                 (291,949)      (3,017,707)     (697,604)       (6,951,101)
                                       -------------------------------------------------------------
Net increase (decrease)                   473,902    $   4,749,300      (344,039)    $  (3,413,724)
                                       =============================================================

================================================================================
3. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended July 31, 2001, were $100,925,498 and $104,112,785, respectively.

As of July 31, 2001, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $500,904,862 was:

Gross unrealized appreciation                               $  38,492,661
Gross unrealized depreciation                                  (1,299,748)
                                                            --------------
Net unrealized appreciation (depreciation)                  $  37,192,913
                                                            ==============

                    31 OPPENHEIMER CALIFORNIA MUNICIPAL FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

================================================================================
4. Fees and Other Transactions with Affiliates

Management Fees Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.60% of the first $200 million of average annual net assets, 0.55% of the next $100 million, 0.50% of the next $200 million, 0.45% of the next $250 million, 0.40% of the next $250 million and 0.35% of average annual net assets over $1 billion. Effective January 1, 2000, the Manager has voluntarily undertaken to limit its management fees to a maximum annual rate of 0.55% of average annual net assets for each class of shares. The Manager can withdraw that waiver at any time. The Fund's management fee for the year ended July 31, 2001, was an annualized rate of 0.55%.
--------------------------------------------------------------------------------
Transfer Agent Fees OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS an agreed upon per account fee.
--------------------------------------------------------------------------------
Distribution and Service Plan Fees Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                       Aggregate         Class A      Commissions      Commissions      Commissions
                       Front-End       Front-End       on Class A       on Class B       on Class C
                   Sales Charges   Sales Charges           Shares           Shares           Shares
                      on Class A     Retained by      Advanced by      Advanced by      Advanced by
Year Ended                Shares     Distributor   Distributor/1/   Distributor/1/   Distributor/1/
-----------------------------------------------------------------------------------------------------
July 31, 2001           $614,244        $126,239          $21,272         $624,812          $64,953

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

                                Class A                   Class B                   Class C
                    Contingent Deferred       Contingent Deferred       Contingent Deferred
                          Sales Charges             Sales Charges             Sales Charges
Year Ended      Retained by Distributor   Retained by Distributor   Retained by Distributor
---------------------------------------------------------------------------------------------
July 31, 2001                    $9,256                  $287,397                   $8,860

The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.
--------------------------------------------------------------------------------
Class A Service Plan Fees Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the year ended July 31, 2001, payments under the Class A plan totaled $844,784, all of which were paid by the

                    32 OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Distributor to recipients, and included $29,165 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
Class B and Class C Distribution and Service Plan Fees Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.
     The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
     The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carryforward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the year ended July 31, 2001, were as follows:

                                                            Distributor's    Distributor's
                                                                Aggregate     Unreimbursed
                                                             Unreimbursed    Expenses as %
                      Total Payments     Amount Retained         Expenses    of Net Assets
                          Under Plan      by Distributor       Under Plan         of Class
-------------------------------------------------------------------------------------------
Class B Plan              $1,258,468            $981,848       $4,084,207             2.97%
Class C Plan                 144,599              29,723          258,340             1.43

================================================================================
5. Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date at a negotiated price. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices "financial futures" or debt securities "interest rate futures" in order to gain exposure to or to seek to protect against changes in market value of stock and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.
     The Fund generally sells futures contracts to hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying fixed income securities.

                    33 OPPENHEIMER CALIFORNIA MUNICIPAL FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

================================================================================
5. Futures Contracts Continued
     Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.
     Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported on the Statement of Operations as closing and expiration of futures contracts.
     Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of July 31, 2001, the Fund had outstanding futures contracts as follows:

                                                                                   Unrealized
                                Expiration     Number of     Valuation as of     Appreciation
Contract Description                  Date     Contracts       July 31, 2001    (Depreciation)
----------------------------------------------------------------------------------------------
Contracts to Purchase
U.S. Long Bond                     9/19/01            17          $1,768,531          $2,656

================================================================================
6. Illiquid Securities
As of July 31, 2001, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of July 31, 2001, was $12,636,320, which represents 2.33% of the Fund's net assets.
================================================================================
7. Bank Borrowings
The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.
     The Fund had no borrowings outstanding during the year ended or at July 31, 2001.

                    34 OPPENHEIMER CALIFORNIA MUNICIPAL FUND

================================================================================
8. Acquisition of Oppenheimer Main Street(R)California Municipal Fund
On December 8, 2000, the Fund acquired all of the net assets of Oppenheimer Main Street California Municipal Fund, pursuant to an Agreement and Plan of Reorganization approved by the Oppenheimer Main Street California Municipal Fund shareholders on February 29, 2000. The Fund issued (at an exchange ratio of 1.190268 for Class A and 1.187776 for Class B of the Fund to one share of Oppenheimer California Municipal Fund) 9,572,831 and 2,673,404, shares of beneficial interest for Class A and Class B, respectively, valued at $99,078,796 and $27,696,468 in exchange for the net assets, resulting in combined Class A net assets of $378,820,970, Class B net assets of $134,878,021 and Class C net assets of $14,079,666 on December 8, 2000. The net assets acquired included net unrealized appreciation of $6,378,401 and unused capital loss carryover of $6,785,477 potential utilization subject to tax limitation. The exchange qualified as a tax-free reorganization for federal income tax purposes.

                    35 OPPENHEIMER CALIFORNIA MUNICIPAL FUND

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

================================================================================
The Board of Trustees and Shareholders of
Oppenheimer California Municipal Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer California Municipal Fund, including the statement of investments, as of July 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer California Municipal Fund as of July 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


KPMG LLP

Denver, Colorado
August 21, 2001

                    36 OPPENHEIMER CALIFORNIA MUNICIPAL FUND

--------------------------------------------------------------------------------
FEDERAL INCOME TAX INFORMATION Unaudited
--------------------------------------------------------------------------------

================================================================================
In early 2002, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2001. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     The dividends were derived from interest on municipal bonds and are not subject to federal income tax. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

                    37 OPPENHEIMER CALIFORNIA MUNICIPAL FUND

--------------------------------------------------------------------------------
OPPENHEIMER CALIFORNIA MUNICIPAL FUND
--------------------------------------------------------------------------------

================================================================================
Officers and Trustees    Leon Levy, Chairman of the Board of Trustees
                         Donald W. Spiro, Vice Chairman of the Board of Trustees
                         Robert G. Galli, Trustee
                         Philip A. Griffiths, Trustee
                         Benjamin Lipstein, Trustee
                         Elizabeth B. Moynihan, Trustee
                         Kenneth A. Randall, Trustee
                         Edward V. Regan, Trustee
                         Russell S. Reynolds, Jr., Trustee
                         Clayton K. Yeutter, Trustee
                         Merrell Hora, Vice President
                         Jerry A. Webman, Vice President
                         Andrew J. Donohue, Secretary
                         Brian W. Wixted, Treasurer
                         Robert J. Bishop, Assistant Treasurer
                         Scott T. Farrar, Assistant Treasurer
                         Robert G. Zack, Assistant Secretary

================================================================================
Investment Advisor       OppenheimerFunds, Inc.

================================================================================
Distributor              OppenheimerFunds Distributor, Inc.

================================================================================
Transfer and Shareholder OppenheimerFunds Services
Servicing Agent

================================================================================
Custodian of             Citibank, N.A.
Portfolio Securities

================================================================================
Independent Auditors     KPMG LLP

================================================================================
Legal Counsel            Mayer, Brown & Platt

                         Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.,
                         6803 S. Tucson Way, Englewood, CO 80112-3924.

          (C)Copyright 2001 OppenheimerFunds, Inc. All rights reserved.

                    38 OPPENHEIMER CALIFORNIA MUNICIPAL FUND

--------------------------------------------------------------------------------
OPPENHEIMERFUNDS FAMILY
--------------------------------------------------------------------------------

Global Equity         Developing Markets Fund                   Global Fund
                      International Small Company Fund          Quest Global Value Fund
                      Europe Fund                               Global Growth & Income Fund
                      International Growth Fund
-----------------------------------------------------------------------------------------------
Equity                Stock                                     Stock & Bond
                      Emerging Technologies Fund                Quest Opportunity Value Fund
                      Emerging Growth Fund                      Total Return Fund
                      Enterprise Fund                           Quest Balanced Value Fund
                      Discovery Fund                            Capital Income Fund
                      Main Street(R) Small Cap Fund             Multiple Strategies Fund
                      Small Cap Value Fund/1/                   Disciplined Allocation Fund
                      MidCap Fund                               Convertible Securities Fund
                      Main Street(R) Opportunity Fund           Specialty
                      Growth Fund                               Real Asset Fund(R)
                      Capital Appreciation Fund                 Gold & Special Minerals Fund
                      Main Street(R) Growth & Income Fund
                      Large Cap Growth Fund
                      Value Fund/2/
                      Quest Capital Value Fund
                      Quest Value Fund
                      Trinity Growth Fund
                      Trinity Core Fund
                      Trinity Value Fund
-----------------------------------------------------------------------------------------------
Income                Taxable                                   Municipal
                      International Bond Fund                   California Municipal Fund/4/
                      High Yield Fund                           Florida Municipal Fund/4/
                      Champion Income Fund                      New Jersey Municipal Fund/4/
                      Strategic Income Fund                     New York Municipal Fund/4/
                      Bond Fund                                 Pennsylvania Municipal Fund/4/
                      Senior Floating Rate Fund                 Municipal Bond Fund
                      U.S. Government Trust                     Intermediate Municipal Fund
                      Limited-Term Government Fund
                      Capital Preservation Fund/3/
                      Rochester Division
                      Rochester Fund Municipals
                      Limited Term New York Municipal Fund
-----------------------------------------------------------------------------------------------
Select Managers       Stock                                     Stock & Bond
                      Mercury Advisors Focus Growth Fund        QM Active Balanced Fund/3/
                      Gartmore Millennium Growth Fund II/5/
                      Jennison Growth Fund
                      Salomon Brothers Capital Fund
                      Mercury Advisors S&P 500(R) Index Fund/3/
-----------------------------------------------------------------------------------------------
Money Market/6/       Money Market Fund                         Cash Reserves

1. The Fund's name was changed from "Oppenheimer Quest Small Cap Fund(SM)" on 3/1/01.
2. The Fund's name was changed from "Oppenheimer Disciplined Value Fund" on 2/28/01.
3. Available only through qualified retirement plans.
4. Available to investors only in certain states.
5. The Fund's name was changed from "Oppenheimer Select Managers Gartmore Millennium Growth Fund" on 5/11/01.
6. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.
For more complete information about any of the Oppenheimer funds, including charges, expenses and risks, ask for a prospectus from your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.525.7048 or visit the OppenheimerFunds website at www.oppenheimerfunds.com. Read the prospectus carefully before you invest or send money.

                    39 OPPENHEIMER CALIFORNIA MUNICIPAL FUND

--------------------------------------------------------------------------------
INFORMATION AND SERVICES
--------------------------------------------------------------------------------

As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance./1/ So call us today, or visit our website--we're here to help.

--------------------------------------------------------------------------------
Internet
24-hr access to account information and transactions/2/
www.oppenheimerfunds.com
--------------------------------------------------------------------------------
General Information
Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
1.800.525.7048
--------------------------------------------------------------------------------
Telephone Transactions
Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
1.800.852.8457
--------------------------------------------------------------------------------
PhoneLink/2/
24-hr automated information and automated transactions
1.800.CALL OPP (1.800.225.5677)
--------------------------------------------------------------------------------
Telecommunications Device for the Deaf (TDD)
Mon-Fri 9am-6:30pm ET 1.800.843.4461
--------------------------------------------------------------------------------
Transfer and Shareholder Servicing Agent
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270
--------------------------------------------------------------------------------
eDocs Direct
Receive shareholder reports and prospectus notifications for your fund via email. Sign up at www.oppenheimerfunds.com
--------------------------------------------------------------------------------
Ticker Symbols              Class A:  OPCAX    Class B:  OCABX    Class C: OCACX
--------------------------------------------------------------------------------
1. Automatic investment plans do not assure profit or protect against losses in declining markets.
2. At times the website or PhoneLink may be inaccessible or their transaction features may be unavailable.

                                                      [LOGO] OppenheimerFunds(R)

RA0790.001.0701 September 29, 2001